EXHIBIT 99.1

iEntertainment Network Announces Restructuring In Drive Towards Sustained Profitability

(Research Triangle Park Area, NC -- December 15, 2000) - iEntertainment Network, Inc. (NASDAQ:IENT), an online media company providing evergreen entertainment content across a wide network of owned and affiliated Internet properties, today announced steps to refocus its resources on its established pay-for-play division.

"The iEN board of directors has mandated an objective to deliver an operating profit in all four quarters during calendar 2001. Given the track record of our pay-for-play group and the scheduled introduction of exciting new releases in 2001, we have determined that the path to sustained profitability will require keen focus in this area, said Mike Pearce, iEN CEO. "iEN plans also to continue generating significant revenue from advertising-supported gaming environments. We intend to participate in the overall recovery of online advertising markets, which many industry analysts foresee occurring in the second half of 2001."

As a result of the increased focus on profitability and pay-for-play gaming revenue, the company eliminated 33 positions, many of whom were assigned to supporting the effort in advertising-related game environments. "It's unfortunate that many good people are being released and through no fault of their own," said Pearce. "Internet companies, particularly content-oriented dot coms, are experiencing a very challenging marketplace. While not unexpected in a maturing industry, it is nonetheless painful for those affected at scores of Internet firms across the country."

Allan Kalbarczyk, company controller since its inception, has assumed coordination of iEN financial activities. Prior to joining the company, he served as Director of Corporate Accounting at publicly-held MicroProse Corporation, a pioneer in interactive games. He takes over for Robert Hart, who will remain a consultant to the company through March 2001. "Bob joined iEN as part of the new senior management team in the early fall of 1999. In November of 1999, the company completed a successful recapitalization, which was followed by release of the qualified opinion previously assigned to the company's financial statements by its auditors. Revenue resumed a growth trajectory in Q1 of 2000 and iEN recorded an operating profit in Q2 of 2000. "Bob played an integral role in repositioning the company as a viable participant in the online media space," stated Pearce. "I speak for everyone at iEN in wishing him well in his future endeavors."

iEntertainment Network, Inc. (NASDAQ: IENT), founded in 1994 and located in Research Triangle Park, NC, is a leading provider of online entertainment media solutions, tools and content for ISP's portals, communities and e-commerce sites. iEntertainment Network currently serves both English and Spanish language audiences. The Company operates multiple online entertainment properties for key partners including AT&T WorldNet (R) Service's GameHub.net
(http://www.gamehub.net),        and        EarthLink's        Games       Arena
(http://www.thegamesarena.com). iEntertainment Network has strategic relationships with AT&T (NYSE: T), EarthLink (NASDAQ: ELNK), as well as other content and service providers. For more information, call (919)-461-0722 or visit our website at (http://www.ient.com). AT&T WorldNet is a registered service mark of AT&T.

FORWARD-LOOKING STATEMENTS: EXCEPT FOR THE DESCRIPTIONS OF HISTORICAL FACTS CONTAINED HEREIN, STATEMENTS IN THIS NEWS RELEASE CONCERNING FUTURE RESULTS, PERFORMANCE OR EXPECTATIONS ARE FORWARD-LOOKING STATEMENTS, INCLUDING WITHOUT LIMITATION, STATEMENTS ABOUT REVENUE GROWTH AND PROFITABILITY. ACTUAL RESULTS, PERFORMANCE OR DEVELOPMENTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF KNOWN OR UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDING THOSE DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER "RISK FACTORS" AND ELSEWHERE, INCLUDING RISKS RELATING TO HISTORY OF OPERATING LOSSES, CHANGE IN BUSINESS, FAILING TO SECURE TIMELY OR ADEQUATE FINANCING, DELAYS IN DEVELOPMENT AND INTRODUCTION OF NEW PRODUCTS, DEPENDENCE ON NEW PRODUCT INTRODUCTIONS WHICH ACHIEVE SIGNIFICANT MARKET ACCEPTANCE AND THE UNCERTAINTIES OF CONSUMER PREFERENCES, THE RATE AND DEGREE OF MARKET ACCEPTANCE OF ONLINE GAMING, DEPENDENCE ON THIRD PARTY SOFTWARE DEVELOPERS FOR SIGNIFICANT PORTION OF NEW PRODUCTS, RISKS OF RAPID TECHNOLOGICAL CHANGE AND PLATFORM CHANGES, INTENSE COMPETITION, DEPENDENCE UPON THIRD PARTY DISTRIBUTION AND OTHER RISKS. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, UNLESS REQUIRED BY LAW.